SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 28, 2006 (August 22, 2006)
                Date of Report (Date of earliest event reported)

                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                            16770 West Bernardo Drive
                           San Diego, California 92127
                    (Address of principal executive offices)

                                 (858) 304-3016
              (Registrant's telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement.

e. Digital Corporation (the "Company") has entered into certain warrant agreements as more fully described in Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities.

The Company has received $654,531 of cash proceeds and $105,062 reduction of short-term notes from holders who exercised the following outstanding warrants:

------------------ --------------------------------------- --------------------- -------------- -----------------------
                                                                                   Exercise
    Number of                                                   Number of            Price
     Holders                    Description                   Common Shares        Per Share           Proceeds
------------------ --------------------------------------- --------------------- -------------- -----------------------
       21          "A" Warrants expiring February 28,                 3,703,125          $0.10                $370,312
                   2009
------------------ --------------------------------------- --------------------- -------------- -----------------------
       21          "B" Warrants expiring February 4, 2007             3,703,125          $0.09                $333,281
------------------ --------------------------------------- --------------------- -------------- -----------------------
       -0-         Series EE Warrants expiring November                     -0-          $0.08                     -0-
                   2007
------------------ --------------------------------------- --------------------- -------------- -----------------------
        5          Warrants expiring June 30, 2007                      700,000          $0.08                 $56,000
------------------ --------------------------------------- --------------------- -------------- -----------------------

The 8,106,250 shares of common stock issued by the Company upon exercise of the above warrants was registered on registration statement #333-136096.

As an inducement for early warrant exercise the Company offered to holders of outstanding "A" and "B" Warrants a new warrant exercisable for 25% of the shares issued exercisable at $.15 per share through August 31, 2009 ("New Warrant"). As an inducement to holders of outstanding Series EE Warrants the Company offered each holder a New Warrant equal to 12% of the shares issued upon exercise. No Series EE Warrants were exercised. There was no modification to the terms or conditions of the outstanding warrant agreements.

In connection with the above warrant exercises, the Company has issued New Warrants on an aggregate of 1,851,566 shares of common stock. A complete copy of the form of the New Warrant is filed herewith as Exhibit 4.53 and incorporated herein by reference.

The foregoing exercise and issuance transactions include the exercise by one officer of the Company of 156,250 "A" and 156,250 "B" Warrants owned for aggregate cash proceeds of $29,687. In connection therewith, such officer was granted New Warrants on an aggregate of 78,125 shares of common stock on the same terms and percentages as unaffiliated holders.

The short-term note reduction of $105,062 applies to reduce the principal amount of the Company's 15% note payable dated June 30, 2006 owed to Davric Corporation and was applied to convert warrants held by Davric Corporation and its affiliates.

We paid no placement fees. We expect to use the cash proceeds from warrant exercise for working capital purposes.

We offered and sold the New Warrants without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The warrants and any shares issuable upon exercise may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the warrants issued, and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act prior to issuance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

4.53          Form of New Warrant Exercisable at $0.15 per share through
              August 31, 2009.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           e.DIGITAL CORPORATION

 Date: August 28, 2006     By: /s/ ROBERT PUTNAM
                           ----------------------------
                           Robert Putnam, Senior Vice President, Interim
                           Financial Officer and Secretary
                           (Principal Financial and Accounting Officer and duly
                           authorized to sign on behalf of the Registrant)



                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------
    4.53          Form of New Warrant Exercisable at $0.15 per share through
                  August 31, 2009.